Filed Pursuant to Rule 497(e)
Registration No. 333-40128

BAIRD FUNDS, INC.
RiverFront Long-Term Growth Fund

Prospectus Supplement

To Prospectus Dated May 1, 2010

On June 14, 2010, the Board of Directors of Baird Funds, Inc. approved the reorganization of the RiverFront Long-Term Growth Fund (the “Fund”) into a newly-created mutual fund portfolio (the “Acquiring Fund”) of Financial Investors Trust, a multiple series trust managed and sponsored by ALPS Advisors, Inc. (“ALPS”).  Robert W. Baird & Co. Incorporated (“Baird”) is the investment adviser to the Fund and RiverFront Investment Group, LLC (“RiverFront”) is the subadviser to the Fund.  ALPS will serve as the investment adviser to the Acquiring Fund and RiverFront will continue to serve as the subadviser to the Acquiring Fund.  The Acquiring Fund will have the same name and investment objective and substantially similar investment policies as the Fund.

The reorganization was proposed in order to increase distribution opportunities for the Fund and to enhance its potential for asset growth, while maintaining continuity of portfolio management.  The Acquiring Fund will issue “legacy class” shares so that existing Investor Class shareholders of the Fund will receive Investor Class shares of the Acquiring Fund and existing Institutional Class shareholders of the Fund will receive Class L shares of the Acquiring Fund.  Pursuant to an expense cap/reimbursement agreement with ALPS, Investor Class and Class L shareholders of the Acquiring Fund will be subject to the same expense ratio as under the Fund’s existing expense cap agreement with Baird through December 31, 2012.

Under the terms of the agreement and plan of reorganization approved by the Board of Directors, the Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the applicable class of the Acquiring Fund.  The Fund will then distribute, pro rata to its shareholders of record, all of the Acquiring Fund shares received by the Fund in redemption of all outstanding shares of the Fund and in complete liquidation and termination of the Fund as a series of Baird Funds, Inc.

As a result of the reorganization, each shareholder of the Fund will become a shareholder of the corresponding class of the Acquiring Fund and will receive Investor Class or Class L shares of the Acquiring Fund, as applicable, of equal value to their shares in the Fund as of the close of business on the closing date of the reorganization.  The reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.

A shareholder meeting for the purpose of voting on the agreement and plan of reorganization is scheduled to be held in September 2010.  Assuming shareholders approve the reorganization, the reorganization is expected to close in September 2010.  Shareholders of record will receive a prospectus/proxy statement prior to the meeting, which will provide further details about the Acquiring Fund, the meeting and the reorganization.

The date of this Prospectus Supplement is June 15, 2010.  Please keep this Prospectus Supplement with your records.